EXHIBIT 99.1

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
             (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
                          TITLE 18, UNITED STATES CODE)

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Insignia Financial Group, Inc., a Delaware corporation (the "Company"), does hereby certify, to the best of such officer's knowledge, information and belief, that

     The Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  November 8, 2002               /s/ Andrew L. Farkas
                                       -------------------------------
                                       Andrew L. Farkas
                                       Chief Executive Officer


Dated: November 8, 2002                /s/ James A. Aston
                                       -------------------------------
                                       James A. Aston